SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)    JUNE 7, 2000
                                                          --------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                       0-24526               76-0428727
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of  incorporation)                                   Identification  No.)


5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                    77057
--------------------------------------------------  ---------------
(Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number including area code    (713) 435-5000
                                                    ---------------



(Former name or former address, if changed since last report) Not Applicable
                                                             ---------------

ITEM  5.          OTHER  EVENTS.
--------          --------------

     On June 7, 2000 Coastal Bancorp, Inc. ("Coastal") announced that it has completed the repurchase of an additional 500,000 shares of its common stock under the repurchase plan authorized on April 27, 2000. The average repurchase price was $15.08 per share which approximates 91% of book value at March 31, 2000. This is the fourth repurchase authorization of 500,000 shares each since September of 1998. The average repurchase price for the three plans was $15.67 or 94% of book value at March 31, 2000.

Coastal through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100% of the voting stock of the Bank, a Texas-chartered state savings bank headquartered in Houston.

ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
--------          --------------------------------------------------------------
EXHIBITS.
---------

     (a)     Financial  Statements
             ---------------------

               No  financial  statements  are  required.

     (b)     Pro  Forma  Financial  Information
             ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)     Exhibits
             --------

               No.          Description
               ---          -----------
               99          Press  Release,  dated  June  7,  2000

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


     /s/  Catherine  N.  Wylie                            Date:  June  20,  2000
     -------------------------
by:  Catherine  N.  Wylie
     Sr.  Executive  Vice  President/
     Chief  Financial  Officer

                              COASTAL BANCORP, INC.

                                   EXHIBIT 99

               PRESS RELEASE OF THE REGISTRANT DATED JUNE 7, 2000

                                                                   NEWS  RELEASE

                              FOR IMMEDIATE RELEASE

                COASTAL BANCORP, INC. ANNOUNCES COMPLETION OF ITS
                          COMMON STOCK REPURCHASE PLAN

          HOUSTON (June 7, 2000) - Coastal Bancorp, Inc. (NASDAQ: CBSA) ("Coastal") announced today that it has completed the repurchase of an additional 500,000 shares of its common stock under the repurchase plan authorized on April 27, 2000. The average repurchase price was $15.08 per share which approximates 91% of the book value at March 31, 2000. This is the fourth repurchase authorization of 500,000 shares each since September of 1998. The average repurchase price for the four plans was $15.67 or 94% of book value at March 31, 2000.
     "We believe repurchasing our common stock at an average price below book strengthens our investment in Coastal's future and is the most beneficial use of our capital at the present time," said Manuel J. Mehos, Chairman and Chief Executive Officer.
     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 50 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas.
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the company, the occurrence of which involve certain risks and uncertainties detailed in the company's filings with the Securities and Exchange Commission.

                                     # # # #